UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Certificate of Designations (the “Certificate of Designations”) filed by Exela Technologies, Inc., a Delaware corporation (“Exela” or the “Company”) for its 6.00% Series B Cumulative Convertible Perpetual Preferred Stock (“Series B Preferred Stock”) became effective upon filing with the Secretary of State of the State of Delaware on March 11, 2022. The terms of the Series B Preferred Stock are more fully described in the Certificate of Designations which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events

On March 11, 2022, the Company announced the acceptance of all shares validly tendered in its previously announced offer to exchange up to 100,000,000 shares of its outstanding common stock, par value $0.0001 per share (the “Common Stock”), for its 6.00% Series B Cumulative Convertible Perpetual Preferred Stock (“Series B Preferred Stock”), with each 20 shares of Common Stock being exchangeable in the Offer for one share of Series B Preferred Stock having a liquidation preference of $25.00 per share of Series B Preferred Stock (an effective price of $1.25 per share of Common Stock) (the “Offer”), upon the terms and subject to the conditions set forth in the Offer to Exchange (as amended and supplemented from time to time, the “Offer to Exchange”) and the related Offer materials (as amended and supplemented from time to time, the “Offer Documents”), which expired at 11:59 p.m., New York City time, on March 10, 2022. Pursuant to the terms of the Offer to Exchange , the Company has accepted all 18,006,560 shares of Common Stock validly tendered in the Offer in exchange for 900,328 shares of Series B Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations, Preferences, Rights and Limitations of Series B Cumulative Convertible Perpetual Preferred Stock, dated March 10, 2022(1)

*Filed herewith.

(1)	Incorporated by reference from Exhibit (a)(1)(N) to Amendment No. 11 to Schedule TO, filed by the Company with the Securities and Exchange Commission on March 11, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2022

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik Mengwall
Name: Erik Mengwall
Title: Secretary